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[HARTFORD LIFE LOGO]




MASTER APPLICATION FOR GROUP
VARIABLE ANNUITY CONTRACT




Hartford Life Insurance Company
Hartford Plaza
Hartford, Connecticut  06115


Application is hereby made for a Group Variable Annuity Contract

1.    Application-Contract Owner:

                THE ABC COMPANY
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                123 MAIN STREET
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      Street or P.O. Box

             ANYTOWN                   CT                  12345
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              City                    State               Zip Code

2.    Nature of Applicant's Business:              WIDGET MANUFACTURING
                                      ---------------------------------------

3.    Requested Effective Date of Master Contract:     JANUARY 1, 2001
                                                   ---------------------------

4.    Special Requests:
                        -----------------------------------------------------

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IT IS UNDERSTOOD THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT ARE
THE EXCLUSIVE PROPERTY OF THE APPLICANT-CONTRACT OWNER AND WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

Dated at                                       this       day of
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Form HVL-10001-0 98 Printed in U.S.A.
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                                     For:
                                          -----------------------------------
                                                   (Contract Owner)

____________________________________  By:
                                          -----------------------------------
Registered Representative
(Licensed Agent)

                                          -----------------------------------
                                                        (Title)


Form HVL-10001-0 98 Printed in U.S.A.